UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024

Honda Auto Receivables 2024-4 Owner Trust

(Issuing Entity)

Central Index Key Number: 0002037549

American Honda Receivables LLC

(Depositor)

Central Index Key Number: 0000890975

American Honda Finance Corporation
(Sponsor)

Central Index Key Number: 0000864270

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-261436-10	99-6879806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(Issuing Entity’s IRS Employer Identification No.)

American Honda Receivables LLC 1919 Torrance Boulevard Torrance, California		90501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

ITEM 1.01. Entry into a Material Definitive Agreement.

In connection with the sale of certain of the Class A-1, Class A-2, Class A-3 and Class A-4 Asset Backed Notes (together, the “Underwritten Notes”) of Honda Auto Receivables 2024-4 Owner Trust (the “Issuer”), which are described in the Final Prospectus dated October 16, 2024 and which were issued on October 24, 2024 (the “Closing Date”), the Registrant is filing the agreements listed below, each dated as of the Closing Date. American Honda Finance Corporation (“AHFC”) will initially retain at least 5% (by initial principal amount) of each of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively with the Underwritten Notes, the “Notes”).

1.            A Receivables Purchase Agreement (the “Receivables Purchase Agreement”), by and between AHFC and American Honda Receivables LLC (“AHR LLC”), pursuant to which AHFC transferred to AHR LLC certain retail installment sale contracts or installment loan contracts relating to new or used Honda or Acura automobiles and related property (the “Receivables”).

2.            An Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”), among AHR LLC, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee, which amended and restated the Trust Agreement, dated as of September 10, 2024, pursuant to which the Issuer was formed.

3.            A Sale and Servicing Agreement (the “Sale and Servicing Agreement”), among AHR LLC, as seller, AHFC, as servicer, RPA seller and sponsor, and acknowledged and accepted by U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Issuer.

4.            An Asset Representations Review Agreement (the “Asset Representations Review Agreement”), among the Trust, AHFC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations with respect to the Receivables.

5.            An Indenture (the “Indenture”), by and among the Issuer, U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”) and the Indenture Trustee, and acknowledged and accepted by AHFC, as servicer, pursuant to which the Issuer will cause the issuance of the Notes.

6.            An Administration Agreement (the “Administration Agreement”), among the Issuer, AHFC, as sponsor and administrator, AHR LLC, as depositor, and the Indenture Trustee, relating to the provision by AHFC of certain services relating to the Notes.

7.            A Securities Account Control Agreement (the “Securities Account Control Agreement”), by and among the Issuer, the Indenture Trustee and the Securities Intermediary, pursuant to which the Securities Intermediary will maintain certain accounts.

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Receivables Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, as Exhibit 10.3 is the Administration Agreement, as Exhibit 10.4 is the Amended and Restated Trust Agreement, as Exhibit 10.5 is the Asset Representations Review Agreement and as Exhibit 10.6 is the Securities Account Control Agreement.

ITEM 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated the Closing Date, among the Indenture Trustee, the Issuer and the Securities Intermediary and acknowledged and accepted by AHFC
10.1	Receivables Purchase Agreement, dated the Closing Date, between AHFC and AHR LLC
10.2	Sale and Servicing Agreement, dated the Closing Date, among the Issuer, AHFC and AHR LLC and acknowledged and accepted by the Indenture Trustee
10.3	Administration Agreement, dated the Closing Date, among the Issuer, AHFC, AHR LLC and the Indenture Trustee
10.4	Amended and Restated Trust Agreement, dated the Closing Date, among AHR LLC, The Bank of New York Mellon and BNY Mellon Trust of Delaware
10.5	Asset Representations Review Agreement, dated the Closing Date, among the Issuer, AHFC and Clayton Fixed Income Services LLC
10.6	Securities Account Control Agreement, dated the Closing Date, among the Issuer, the Indenture Trustee and the Securities Intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

AMERICAN HONDA RECEIVABLES LLC

By:	/s/ Paul C. Honda
Name:	Paul C. Honda
Title:	Treasurer

Dated: October 24, 2024